EXHIBIT 32.2

CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K for the year ended December 31, 2019 of Extraction Oil & Gas, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tom L. Brock, Vice President and Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2020	/S/ TOM L. BROCK

Tom L. Brock
Vice President and Chief Accounting Officer
(Principal Financial Officer)